UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 15, 2015

JPMorgan Chase & Co.

(Exact name of registrant as specified in its charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification no.)

270 Park Avenue, New York, New York	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 15, 2015, JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) announced the redemption of 78 series of its Subordinated Notes, Series B. Copies of the notices to noteholders relating to these redemptions are attached hereto as Exhibit 99.1 and Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

99.1	JPMorgan Chase & Co. Notice of Full Redemption, dated June 15, 2015, relating to 77 series of Subordinated Notes, Series B

99.2	JPMorgan Chase & Co. Notice of Full Redemption, dated June 15, 2015, relating to one series of Subordinated Notes, Series B

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMorgan Chase & Co.
(Registrant)

By:	/s/ Neila B. Radin

Neila B. Radin
Senior Vice President

Dated: June 16, 2015

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